EXHIBIT 10.4

AGREEMENT OF ASSIGNMENT

Party A: Shijiazhuang Pharmaceutical Group Corporation

Party B: Unigene Laboratories Inc.

Party C: China Pharmaceutical Group Limited

It is unanimously agreed between Parties A, B and C to assign all rights, responsibilities and obligations of Party A without reservation to Party C manifested in, including but not limited to, the following documents:

1.	Confidentiality Agreement dated October 29, 1998

2.	Joint Venture Contract dated June 15, 2000

3.	Articles of Association dated June 15, 2000

4.	Agreement dated June 9, 2006

5.	Addendum SPG Unigene Joint Venture dated December 16, 2007

6.	Technology Transfer Agreement dated April 23, 2008

Party C agrees without any reservation to accept such assignment with full legal and business competence as well as full knowledge.

This agreement takes effect immediately upon signature of the three parties.

Signed by:

Party A: Shijiazhuang Pharmaceutical Group Corporation

Representative:

/s/Cai Dongchen

Party B: Unigene Laboratories Inc.

Representative:

/s/Warren P. Levy

Party C: China Pharmaceutical Group Limited

Representative:

/s/Cai Dongchen

Shijiazhuang, Hebei Province, PRC. April 23, 2008